SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-07              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Cendant Mortgage Corporation, as seller and servicer, Washington Mutual Mortgage Securities Corp., as servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On June 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  July 2, 2002              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on June 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                Statement to Certificate Holders
                                      June 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA       98,933,000.00       97,923,596.56    1,171,028.09      487,054.05   1,658,082.14     0.00       0.00       96,752,568.47
IIA      92,306,000.00       92,216,398.79       86,062.83      466,390.64     552,453.47     0.00       0.00       92,130,335.96
IIIA    100,296,000.00      100,263,341.78      190,467.89      480,726.05     671,193.94     0.00       0.00      100,072,873.89
IVA      30,251,000.00       30,236,644.62       14,988.58      160,390.13     175,378.71     0.00       0.00       30,221,656.04
VA      178,597,000.00      177,194,111.61    2,344,855.45      307,333.34   2,652,188.79     0.00       0.00      174,849,256.16
AR              100.00                0.00            0.00            0.00           0.00     0.00       0.00                0.00
VM1       7,125,000.00        7,125,000.00            0.00       15,738.33      15,738.33     0.00       0.00        7,125,000.00
VM2       2,375,000.00        2,375,000.00            0.00        6,723.89       6,723.89     0.00       0.00        2,375,000.00
VB        1,900,324.00        1,900,324.00            0.00        6,784.16       6,784.16     0.00       0.00        1,900,324.00
CB1       5,853,000.00        5,849,358.80        3,669.89       29,755.04      33,424.93     0.00       0.00        5,845,688.91
CB2       2,507,000.00        2,505,440.37        1,571.92       12,744.90      14,316.82     0.00       0.00        2,503,868.45
CB3       1,672,000.00        1,670,959.83        1,048.36        8,499.99       9,548.35     0.00       0.00        1,669,911.47
CB4         836,000.00          835,479.92          524.18        4,249.99       4,774.17     0.00       0.00          834,955.74
CB5         835,000.00          834,480.54          523.55        4,244.91       4,768.46     0.00       0.00          833,956.99
CB6         836,734.44          836,213.90          524.64        4,253.73       4,778.37     0.00       0.00          835,689.26
TOTALS  524,323,158.44      521,766,350.72    3,815,265.38    1,994,889.15   5,810,154.53     0.00       0.00      517,951,085.34

IIIX    100,296,000.00      100,263,341.78            0.00       31,750.06      31,750.06     0.00       0.00      100,072,873.89
VX      189,997,324.00      189,997,324.00            0.00      854,471.47     854,471.47     0.00       0.00      189,997,324.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA     22540VW24    989.79710066     11.83657718      4.92306965      16.75964683          977.96052349     IA       5.968580 %
IIA    22540VW32    999.02930243      0.93236442      5.05265790       5.98502232          998.09693801     IIA      6.069081 %
IIIA   22540VW40    999.67438163      1.89905769      4.79307300       6.69213069          997.77532394     IIIA     5.753561 %
IVA    22540VW57    999.52545767      0.49547387      5.30197779       5.79745165          999.02998380     IVA      6.365394 %
VA     22540VW65    992.14494986     13.12931040      1.72082028      14.85013069          979.01563946     VA       2.230000 %
AR     22540VX64      0.00000000      0.00000000      0.00000000       0.00000000            0.00000000     AR       5.968580 %
VM1    22540VW81  1,000.00000000      0.00000000      2.20888842       2.20888842        1,000.00000000     VM1      2.840000 %
VM2    22540VW99  1,000.00000000      0.00000000      2.83111158       2.83111158        1,000.00000000     VM2      3.640000 %
VB     22540VX56  1,000.00000000      0.00000000      3.57000175       3.57000175        1,000.00000000     VB       4.590000 %
CB1    22540VX23    999.37789168      0.62701008      5.08372459       5.71073467          998.75088160     CB1      6.085908 %
CB2    22540VX31    999.37788991      0.62701237      5.08372557       5.71073793          998.75087754     CB2      6.085908 %
CB3    22540VX49    999.37788876      0.62700957      5.08372608       5.71073565          998.75087919     CB3      6.085908 %
CB4    22540VX72    999.37789474      0.62700957      5.08372010       5.71072967          998.75088517     CB4      6.085908 %
CB5    22540VX80    999.37789222      0.62700599      5.08372455       5.71073054          998.75088623     CB5      6.085908 %
CB6    22540VX98    999.37789103      0.62700897      5.08372764       5.71073661          998.75088206     CB6      6.085908 %
TOTALS              995.12360330      7.27655325      3.80469395      11.08124720          987.84705005

IIIX   22540VW73    999.67438163      0.00000000      0.31656357       0.31656357          997.77532394     IIIX     0.380000 %
VX     22540VY22  1,000.00000000      0.00000000      4.49728160       4.49728160        1,000.00000000     VX       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                                June 25, 2002



Section 4.04(a)(i)      Scheduled Principal Payments                                                      333,097.09
                        Principal Prepayments                                                           3,482,168.29
                        Repurchases                                                                             0.00

Section 4.04(a)(ii)     Current Interest                                                                2,881,110.69
                        Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                                        518,938,877.23
                        Loan Group 1 Aggregate Loan Balance                                           100,627,525.78
                        Loan Group 2 Aggregate Loan Balance                                            95,731,333.82
                        Loan Group 3 Aggregate Loan Balance                                           103,979,912.91
                        Loan Group 4 Aggregate Loan Balance                                            31,400,537.94
                        Loan Group 5 Aggregate Loan Balance                                           187,199,566.78

Section 4.04(a)(vi)     Master Servicing Fees                                                                   0.00
                        Servicing Fees                                                                    164,240.79
                        RMIC PMI Fees                                                                      54,677.78

Section 4.04(a)(viii)   Current Advances                                                                        0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00
                        Group 3                                                                                 0.00
                        Group 4                                                                                 0.00
                        Group 5                                                                                 0.00
                        Outstanding Advances                                                                    0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00
                        Group 3                                                                                 0.00
                        Group 4                                                                                 0.00
                        Group 5                                                                                 0.00

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                              Principal
                        Category              Number          Balance                Percentage
                        1 Month               2              457,897.48                   0.46 %
                        2 Month               0                    0.00                   0.00 %
                        3 Month               0                    0.00                   0.00 %
                        Total                 2              457,897.48                   0.46 %

                        Group 2
                                                               Principal
                        Category              Number           Balance                Percentage
                        1 Month               0                    0.00                   0.00 %
                        2 Month               0                    0.00                   0.00 %
                        3 Month               0                    0.00                   0.00 %
                        Total                 0                    0.00                   0.00 %




                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                            June 25, 2002


                         Group 3
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month               0                    0.00                   0.00 %
                        2 Month               0                    0.00                   0.00 %
                        3 Month               0                    0.00                   0.00 %
                        Total                 0                    0.00                   0.00 %


                         Group 4
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month               0                    0.00                   0.00 %
                        2 Month               0                    0.00                   0.00 %
                        3 Month               0                    0.00                   0.00 %
                        Total                 0                    0.00                   0.00 %

                         Group 5
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month               4              664,001.10                   0.35 %
                        2 Month               1              128,295.13                   0.07 %
                        3 Month               0                    0.00                   0.00 %
                         Total                5              792,296.23                   0.42 %

                         Group Totals
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month               6            1,121,898.58                   0.22 %
                        2 Month               1              128,295.13                   0.02 %
                        3 Month               0                    0.00                   0.00 %
                         Total                7            1,250,193.71                   0.24 %


                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                            June 25, 2002


Sec. 4.04 (a)(x)
                        Rolling Three Month Delinquency Rate                                      0.068129 %


Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses                                                         0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Group 3                                                                         0.00
                        Group 4                                                                         0.00
                        Group 5                                                                         0.00
                        Aggregate Realized Losses                                                       0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Group 3                                                                         0.00
                        Group 4                                                                         0.00
                        Group 5                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                        Group 1                                                                         352
                        Group 2                                                                         355
                        Group 3                                                                         355
                        Group 4                                                                         356
                        Group 5                                                                         354

Section 4.04(a)(xiv)    Number of Claims Submitted under the RMIC PMI policy                            0.00
                        Total Amount of Claims Submitted under the RMIC PMI policy                      0.00
                        Number of Claims Paid under the RMIC PMI policy                                 0.00
                        Total of Claims Paid under the RMIC PMI policy                                  0.00



                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
